Exhibit 99.1

1 Midland States Bancorp, Inc. NASDAQ: MSBI Investor Presentation December 2022

2 Forward - Looking Statements. This presentation may contain forward - looking statements within the meaning of the federal securities laws. Forward - looking statements expressing management’s current expectations, forecasts of future events or long - te rm goals may be based upon beliefs, expectations and assumptions of Midland’s management, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” o r o ther similar expressions. All statements in this presentation speak only as of the date they are made, and Midland undertakes no obligation to update any statement. A number of factors, many of which are beyond the ability of Midland to control or predic t, could cause actual results to differ materially from those in its forward - looking statements including the effects of the Corona virus Disease 2019 (“COVID - 19”) pandemic and its potential effects on the economic environment, changes in interest rates and other general economic, business and political conditions, and the impact of inflation. These risks and uncertainties should be consi dered in evaluating forward - looking statements, and undue reliance should not be placed on such statements. Additional information concerning Midland and its businesses, including additional factors that could materially affect Midland’s financial results, ar e included in Midland’s filings with the Securities and Exchange Commission. Use of Non - GAAP Financial Measures. This presentation may contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non - GAAP financial measure s include “Adjusted Earnings,” “Adjusted Diluted Earnings Per Share,” “Adjusted Return on Average Assets,” “Adjusted Return on Average Shareholders’ Equity,” “Adjusted Return on Average Tangible Common Equity,” “Adjusted Pre - Tax, Pre - Provision Income,” “Adjusted Pre - Tax, Pre - Provision Return on Average Assets,” “Efficiency Ratio,” “Tangible Common Equity to Tangible Assets,” “Tangible Book Value Per Share,” and “Return on Average Tangible Common Equity.” The Company believes that these non - GAAP financial measures provide both management and investors a more complete understanding of the Company’s funding profile and profitability. These non - GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financ ial measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non - GAAP measures are provided in the Appendix section of this presentation.

3 Company Snapshot ▪ $7.8 billion asset community bank established in 1881 and headquartered in Effingham, Illinois » Largest Illinois - based community bank 1 ▪ $3.4 billion Wealth Management business ▪ Commercial bank focused on in - market relationships with national diversification in equipment finance ▪ 53 branches in Illinois and Missouri ▪ 16 successful acquisitions since 2008 Notes: 1) Community bank defined as banks with less than $10 billion in assets; Source: S&P Capital IQ 2) All financial data as of September 30, 2022

4 Recent Trends and Operational Highlights ▪ Profitable growth and improved efficiencies resulting in higher EPS and increased returns ▪ Strengthened commercial banking team and increased presence in faster growing markets driving significant organic loan growth and consistent inflows of new commercial deposits ▪ More diversified, lower - risk loan portfolio resulting in improved asset quality ▪ $115 million preferred stock offering in August 2022 strengthened capital ratios to support continued growth ▪ Banking - as - a - Service foundation being developed and expected to begin making a contribution in 2023 ▪ New leadership in Wealth Management business focused on more effectively capitalizing on cross - selling opportunities and increasing organic growth rate

5 Financial Services & Banking Center Footprint

6 Notes: 1. As of September 30, 2022 Investment Summary Consistent track record of driving compelling shareholder returns through disciplined strategic expansion and earnings growth Well diversified loan portfolio across asset classes, industries and property types Organization - wide focus on expense management driving improvement in operating efficiencies Attractive , stable core deposit franchise with 32% non - interest bearing accounts 1 Illinois and contiguous states provide ample opportunities for future acquisitions Proven track record of successful acquisitions with a focus on enhancing shareholder value while building a platform for scalability Leveraging technology to drive revenue growth, increase market share, and enhance the customer experience 32%

7 Business and Corporate Strategy Customer - Centric Culture Drive organic growth by focusing on customer service and accountability to our clients and colleagues; seek to develop bankers who create dynamic relationships; pursue continual investment in people; maintain a core set of institutional values, and build a robust technology platform that provides customers with a superior banking experience Operational Excellence A corporate - wide focus on driving improvements in people, processes and technology in order to generate further improvement in Midland’s operating efficiency and financial performance Enterprise - Wide Risk Management Maintain a program designed to integrate controls, monitoring and risk - assessment at all key levels and stages of our operations and growth; ensure that all employees are fully engaged Accretive Acquisitions Maintain experienced acquisition team capable of identifying and executing transactions that build shareholder value through a disciplined approach to pricing; take advantage of relative strength in periods of market disruption Revenue Diversification Generate a diversified revenue mix and focus on growing businesses that generate strong recurring revenues such as wealth management

8 Jeffrey G. Ludwig | President and CEO of Midland States Bancorp ▪ Assumed Company CEO role in Jan. 2019 after serving as Bank CEO ▪ More than 10 years serving as CFO ▪ Joined Midland in 2006; 16+ years in banking industry Jeffrey S. Mefford | President of Midland States Bank and EVP of Midland States Bancorp ▪ Joined Midland in 2003 ▪ Appointed Bank President in March 2018 ▪ Oversees all sales activities for commercial, retail, mortgage, wealth management, equipment finance, and treasury management Douglas J. Tucker | SVP, Corporate Counsel and Director of IR ▪ 20 + years experience advising banks and bank holding companies ▪ Significant IPO, SEC reporting and M&A experience ▪ Joined Midland in 2010 Eric T. Lemke | Chief Financial Officer ▪ Promoted to Chief Financial Officer in November 2019 ▪ Joined Midland in 2018 as Director of Assurance and Audit ▪ 25+ years of financial accounting and reporting experience in financial services Jeffrey A. Brunoehler | Chief Credit Officer ▪ 30+ years in banking, lending and credit ▪ Leads the credit underwriting, approval and loan portfolio management functions ▪ Joined Midland in 2010 Experienced Senior Management Team

9 Strategic Capital Bank AMCORE Bank, N.A. Love Savings / Heartland Bank Sterling Bancorp Centrue Financial Alpine Bancorp. HomeStar Financial Acquisition Type FDIC - Assisted 12 Branches Whole Bank Trust Administration Whole Bank Whole Bank and Wealth Mgmt Whole Bank Assets Acquired ($mm) $540.4 $499.5 $889.0 - $990.2 $1,243.3 $366.0 Location Champaign, IL Northern Illinois St. Louis, MO Yonkers, NY Northern Illinois Rockford, IL Kankakee, IL Successful Acquisition History Financially Transformative Operationally Transformative Revenue Diversification 2010 2009 2016 2014 2017 Enhanced Scale and Market Presence Selected Acquisitions 2018 Expanded Core Bank and Wealth Management 2019 Low - cost Deposit Franchise and Market Presence Expansion of Trust Business ▪ Midland States has completed 16 transactions since 2008, including FDIC - assisted, branch, whole bank, asset purchase and business line acquisitions, and a New York trust asset acquisition ▪ Demonstrated history of earnings expansion ▪ Deliberate diversification of geographies and revenue channels ▪ Successful post - closing integration of systems and businesses ▪ Most recent acquisition: FNBC branch acquisition (closed in Q2 2022)

10 Overview of FNBC Branch Acquisition Key Highlights ▪ Completed in Q2 2022 ▪ Acquired one branch and the deposits and certain loans from two FNBC Bank & Trust locations ▪ Added branch in Mokena, IL ▪ Increases Midland’s exposure to faster growing markets in Northern Illinois ▪ Improves ability to capitalize on new client and talent acquisition opportunities created by bank merger activity in Chicago MSA Financial Impact ▪ Added attractively priced core deposits ▪ $80 million of deposits ▪ More than 35% of deposits are noninterest - bearing accounts ▪ Cost of deposits of less than 0.10% ▪ Added ~$17 million in loans ▪ Slightly accretive to earnings on an immediate basis Extends Footprint Closer to Chicago

11 Successful Execution of Strategic Plan… Total Assets (at period - end in Billions) CAGR: 17% Selected Acquisitions: Total Assets at Time of Acquisition (in millions) 2009: Strategic Capital Bank ($540) 2010: AMCORE Bank ($500) 2014: Love Savings/Heartland Bank ($889) 2017: Centrue Financial ($990) 2018: Alpine Bancorp. ($1,243) 2019: HomeStar Financial Group ($366) $1.1 $1.6 $1.5 $1.6 $1.7 $2.7 $2.9 $3.2 $4.4 $5.6 $6.1 $6.9 $7.4 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Selected Acquisitions

12 $17.16 $17.31 $17.00 $18.64 $19.31 $21.66 $17.20 $17.22 $17.09 $18.34 $18.80 $21.42 2016 2017 2018 2019 2020 2021 Tangible Book Value Per Share TBV/Share ex. AOCI …Leads to Creation of Shareholder Value Note: (1) Tangible book value per share is a non - GAAP financial measure; tangible book value per share is defined as tangible common equit y divided by shares of common stock outstanding; please refer to the reconciliation in the Appendix Tangible Book Value Per Share (1) (at period - end) Dividends Declared Per Share 22 Consecutive Years of Dividend Increases (annualized) $0.72 $0.80 $0.88 $0.97 $1.07 $1.12 $1.16 2016 2017 2018 2019 2020 2021 2022 (annualized) CAGR: 4.8% CAGR: 9.2%

13 …And Increased Profitability Adjusted Diluted EPS (1) Adjusted ROATCE (1) $1.89 $1.89 $2.39 $2.54 $1.70 $3.65 2016 2017 2018 2019 2020 2021 11.68% 11.32% 15.00% 14.44% 9.24% 18.33% 19.18% 2016 2017 2018 2019 2020 2021 YTD 2022* Notes: (1) Represents a non - GAAP financial measure. See “Non - GAAP Reconciliation” in the appendix. *As of 9/30/22 CAGR: 17.9%

14 Strategic Initiatives Strengthening Franchise Action Strategic Rationale Financial Impact Three whole bank acquisitions • Low - cost deposits 2016 2021 Total Assets $3.2B $7.4B Four Wealth Management acquisitions • Recurring revenue AUA $1.7B $4.2B Expanded equipment finance group • Diversify revenue with attractive risk - adjusted yields Equipment Finance $191M $945M Significant Corporate Actions Since Coming Public in 2016… Notes: (1) Represents a non - GAAP financial measure. See “Non - GAAP Reconciliation” in the appendix. Action Strategic Rationale Financial Impact Branch network and facility reductions • Increasing adoption of digital 2016 2021 Efficiency Ratio (1) 68.66% 57.05% Deposits/Branch $53M $118M Sale of Commercial FHA Loan Origination platform • Remove inconsistent revenue and profit contributor • Retain low - cost servicing deposits Accelerate technology investments • Harnessing data to drive efficiencies for increased wallet share Scale Efficiency

15 Strategic Initiatives Strengthening Franchise …Have Produced Improved Growth and Profitability Total Loans $2,320 $3,227 $4,138 $4,401 $5,103 $5,225 2016 2017 2018 2019 2020 2021 (in millions, as of year - end) Wealth Management Revenue $8.09 $13.34 $20.51 $21.83 $22.80 $26.81 2016 2017 2018 2019 2020 2021 (in millions) Adjusted Pre - Tax Pre - Provision Earnings (1) Efficiency Ratio (1) $50.0 $61.9 $83.7 $101.3 $108.9 $120.4 2016 2017 2018 2019 2020 2021 68.66% 66.66% 66.08% 61.53% 59.42% 57.05% 2016 2017 2018 2019 2020 2021 Notes: (1) Represents a non - GAAP financial measure. See “Non - GAAP Reconciliation” in the appendix.

16 Foundational Consumer Small Business Commercial Customer Facing Digital Talent (39 FTE) Chief Digital Officer , Director – Digital Customer Experience, Director – Enterprise Data Services, Director – Digital Solution Delivery, Lead Engineer API Development, Senior Manager – Digital Marketing, Manager – Customer Experience, Board Member – Digital Expertise, Web Development Wealth Centralized Data Analytics – Informatica, PowerBI , SAS Viya (2018, 2019, 2020) Oracle data warehouse with 98% of data accessible for analytics across all products, services and channels. Artificial Intelligence (2020, 2021) 200+ RPA “bots” deployed in the last 18 months, AI based solutions applied in Risk Management, Mortgage Operations (Q2 2021), and Cyber Security (UEBA) CX Platform Customer Feedback (2020, 2021) Fintech Partnerships Established Canapi Fund, Alloy, Blend, Plaid, GreenSky, JAM/FINTOP Fund, Informatica Silo - elimination and 360 view of customer (2020) All sales teams on single sales platform using same 360 view of customer Near real time payments (Q1 2021) Online loan Origination (Q1 2021) Consumer online account opening (2020) Automated analytics - based marketing platform deployed with access to all datasets and all businesses (2020 and on - going) CRM deployed to 600+ front office employees with rich view of the customer, automated leads, and single view of pipelines for executive team (2020) Retail Banking Needs Navigator & Customer Incentive Programs (2020) Self service loan portal and treasury on - boarding (2021) Commercial Relationship pricing optimization engine (Q1 2022) SBA Loan Portal (Opening Dec 2021) Technology Roadmap Midland’s technology investments are enhancing efficiencies, improving client experience, and positively impacting retail deposit gathering and commercial/consumer loan production Commercial Online Account Opening (Q4 2021) Integrated Payables – Payments (Q4 2021) Online Access and Portal (Q4 2021) Flexible Overdrafts (Q1 2022)

17 Loan Portfolio and Asset Quality

18 Commercial Loans and Leases by Industry RE / Rental & Leasing $1,353 28.9% All Others $562 12.0% Skilled Nursing $478 10.2% Construction - General $310 6.6% Finance and Insurance $306 6.5% Manufacturing $262 5.6% Accommodation & Food Svcs $211 4.5% Trans. / Ground Passenger $208 4.4% General Freight Trucking $197 4.2% Assisted Living $180 3.8% Ag., Forestry, & Fishing $171 3.6% Retail Trade $170 3.6% Wholesale Trade $100 2.1% Other Services $100 2.1% Health Care $77 1.6% Industries as a percentage of Commercial, CRE and Equipment Finance Loans and Leases with outstanding balances of $4.69 billion as of 9/30/22 ($s in millions)

19 Commercial Real Estate Portfolio by Collateral Type Skilled Nursing $508 18.9% Retail $436 16.2% Multi - Family $364 13.5% Industrial / Warehouse $219 8.1% Assisted Living $185 6.9% All Others $176 6.5% Hotel/Motel $160 5.9% Office $157 5.8% Residential 1 - 4 Family $84 3.1% Medical Building $79 2.9% Special Purpose $74 2.7% C - Store / Gas Station $69 2.6% Farmland $64 2.4% Mixed Use / Other $64 2.4% Restaurant $37 1.4% Raw Land $17 0.6% Collateral type as a percentage of the Commercial Real Estate and Construction Portfolio with outstanding balances of $2.69 billion as of 9/30/22 CRE Concentration (as of 9/30/22) CRE as a % of Total Loans 39.8% CRE as a % of Total Risk - Based Capital (1) 263.5% Notes: (1) Represents non - owner occupied CRE loans only ($s in millions)

20 Accelerating Commercial Loan Growth » New hires and an increase in productivity of the commercial banking group without increasing the size of the business development team » Addition of expertise in specialty finance and SBA lending » Increased exposure to higher growth markets in Northern Illinois and St. Louis » Successfully moving up market and working with larger clients that have greater financing needs » Effectively leveraging technology investments, including the Salesforce platform, to improve win rate and expand relationships with clients Notes: 1) As of September 30, 2022, excluding PPP loans and commercial FHA warehouse lines of credit 39% Commercial Loan Growth Over Trailing 12 Months (1) Commercial and CRE Loan Production $313 $417 $289 $858 $673 $861 $661 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 New Loan Fundings New Unfunded Commitments ($ in millions)

21 Deposit Base Shifting More Toward Commercial Deposits » Commercial banking team more focused on developing full banking relationships » Treasury Management successfully targeting larger commercial clients » Larger banking team in St. Louis effectively taking market share » Effectively leveraging technology investments, including the Salesforce platform, to improve win rate with commercial clients New Business Development Efforts Producing Consistent Inflows of Commercial Deposits New Commercial Deposit Accounts $61.8 $46.5 $62.4 $59.6 $53.7 $107.3 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 ($ in millions)

22 Midland Equipment Finance Portfolio Overview ($ in millions) Portfolio Characteristics (as of 9/30/22) Nationwide portfolio providing financing solutions to equipment vendors and end - users Total Outstanding Loans and Leases $1,034.9 million (16.7% of total loans) Number of Loans and Leases 8,718 Average Loan/Lease Size $118,708 Largest Loan/Lease $2.6 million Weighted Average Rate 4.92% Representative Industries Served Manufacturing, General Freight Trucking, Construction, Transit and Ground Passenger Avg. FICO Score 604 Equipment Finance Outstanding Balances $376 $632 $862 $945 $1,035 2018 2019 2020 2021 3Q 2022 1.01% 0.49% 0.72% 0.53% 0.06% 2018 2019 2020 2021 YTD 2022* NCOs/Average Loans Losses consistently below industry averages * As of 9/30/2022

23 GreenSky Consumer Loan Portfolio Overview Delinquency Rate (greater than 60 days) Portfolio Characteristics (as of 9/30/22) Total Outstanding $950.4 million (15.3% of total loans) Number of Loans 415,326 Average Loan Size $2,288 Average FICO Score 774 ▪ Average FICO score of 774 ▪ No losses to MSBI in 10 year history of portfolio Prime Credit 0.25% 0.26% 0.25% 0.24% 0.29% Sep 2021 Dec 2021 Mar 2022 Jun 2022 Sep 2022 ▪ Cash flow waterfall structure » Cash flow from portfolio covers servicing fee, credit losses and our target margin » Excess cash flow is an incentive fee to GreenSky that is available to cover additional losses » GreenSky received incentive fees in 44 of past 45 months including every month in 2020, 2021 and 2022 ▪ Escrow deposits » Escrow deposits absorb losses in excess of cash flow waterfall » Escrow account totaled $41.0 million at 9/30/22 or 4.3% of the portfolio Credit Enhancement

24 Asset Quality NCO / Average Loans • Nonperforming loans decreased $10.0 million due to a combination of payoffs, note sale, and a charge - off on a previously reserved loan relationship • Generally positive trends in the loan portfolio with continued upgrades of watch list loans • Delinquencies in consumer portfolio remain low • Provision for credit losses on loans of $7.0 million primarily related to the growth in total loans and impact of negative economic forecasts Nonperforming Loans / Total Loans (Total Loans as of quarter - end) 1.11% 0.81% 0.95% 0.98% 0.76% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 0.25% 0.37% 0.17% 0.20% 0.21% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022

25 Changes in Allowance for Credit Losses ACL 6/30/22 ACL 9/30/22 ($ in thousands) Specific Reserves Portfolio Changes Economic Factors ▪ Changes to specific reserves ▪ New loans ▪ Changes in credit quality including risk ratings ▪ Changes in portfolio mix ▪ Aging of existing portfolio ▪ Other charge - offs and recoveries ▪ Changes to macro - economic variables and forecasts ▪ Changes to other economic qualitative factors

26 ACL by Portfolio Portfolio Loans ACL % of Total Loans Loans ACL % of Total Loans Commercial $ 852,930 $ 5,745 0.67% $ 747,782 $ 5,412 0.72% Warehouse Lines 51,309 - 0.00% 23,872 - 0.00% Commercial Other 683,353 8,620 1.26% 643,477 7,336 1.14% Equipment Finance Loans 577,323 8,307 1.44% 546,267 7,068 1.29% Paycheck Protection Program 2,810 4 0.14% 6,409 10 0.15% Equipment Finance Leases 457,611 6,678 1.46% 439,202 6,765 1.54% CRE non - owner occupied 1,567,308 19,141 1.22% 1,480,031 18,861 1.27% CRE owner occupied 505,174 5,818 1.15% 524,587 6,037 1.15% Multi - family 328,473 3,105 0.95% 265,749 2,610 0.98% Farmland 65,348 366 0.56% 65,288 366 0.56% Construction and Land Development 225,550 1,591 0.71% 203,955 1,101 0.54% Residential RE First Lien 294,432 3,686 1.25% 279,628 3,025 1.08% Other Residential 61,793 485 0.78% 60,474 391 0.65% Consumer 110,226 594 0.54% 98,558 379 0.38% Consumer Other (1) 1,046,254 2,810 0.27% 986,813 2,615 0.26% Total Loans 6,198,451 58,639 0.95% 5,795,544 54,898 0.95% Loans (excluding GreenSky, PPP and warehouse lines) 5,036,227 55,636 1.10% 4,716,721 52,080 1.10% September 30, 2022 Notes: (1) Primarily consists of loans originated through GreenSky relationship ($ in thousands) June 30, 2022

27 Recent Financial Trends

28 Overview of 3Q22 28 Strengthened Capital Ratios Higher Earnings and Improved Returns • $115 million preferred stock offering completed in August • Combination of preferred stock offering and strong financial performance positively impacted capital ratios • Total capital ratio and Tier 1 leverage ratio both increased from prior quarter Positive Trends Across Key Metrics • Average loan yields increased 34 bps from prior quarter • Continued growth in noninterest - bearing and interest - bearing deposits • Nonperforming assets declined 14% from end of prior quarter • Net income of $23.5 million, or $1.04 diluted EPS, up from $0.97 in prior quarter • Pre - tax, pre - provision earnings (1) of $36.4 million, up from $35.9 million in prior quarter • ROAA of 1.22% and ROATCE (1) of 20.20%, both increased from prior quarter Notes: (1) Represents a non - GAAP financial measure. See “Non - GAAP Reconciliation” in the appendix. Strong, Well Balanced Loan Growth • Total loans increased 27.8% annualized • Growth in all portfolios with largest increases in commercial and CRE loans • Equipment financing portfolio surpasses $1.0 billion

29 Loan Portfolio Total Loans and Average Loan Yield • Total loans increased $402.9 million from prior quarter to $6.20 billion • Growth in all portfolios with the exception of SBA PPP loans • Largest increases came in commercial and CRE loans, which increased at 36% annualized and 22% annualized, respectively • Equipment finance balances increased $49.5 million, or 5.0% from end of prior quarter Loan Portfolio Mix (in millions, as of quarter - end) (in millions, as of quarter - end) $4,916 $5,225 $5,540 $5,796 $6,198 4.42% 4.36% 4.40% 4.49% 4.83% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Total Loans Average Loan Yield 3Q 2022 2Q 2022 3Q 2021 Commercial loans and leases $ 1,994 $ 1,830 $ 1,880 Commercial real estate 2,466 2,336 1,562 Construction and land development 226 204 201 Residential real estate 356 340 344 Consumer 1,156 1,085 929 Total Loans $6,198 $5,796 $4,916 Total Loans ex. Commercial FHA Lines and PPP $6,144 $5,765 $4,653

30 Total Deposits Total Deposits and Cost of Deposits • Total deposits increased $210.8 million from prior quarter to $6.40 billion • Increase driven by higher balances of noninterest - bearing and lower - cost interest - bearing deposits • Continued improvement in deposit mix with noninterest - bearing deposits increasing to 31.7% of total deposits from 29.9% of total deposits in 3Q21 • Strengthened commercial banking and treasury management teams consistently generating new relationships that provide steady inflow of commercial deposits Deposit Mix (in millions, as of quarter - end) (in millions, as of quarter - end) $5,601 $6,111 $6,057 $6,184 $6,395 0.19% 0.15% 0.15% 0.25% 0.65% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Total Deposits Cost of Deposits 3Q 2022 2Q 2022 3Q 2021 Noninterest - bearing demand $ 2,025 $ 1,972 $ 1,673 Interest - bearing: Checking 1,905 1,809 1,697 Money market 1,125 1,028 853 Savings 704 740 666 Time 621 620 689 Brokered time 14 15 24 Total Deposits $6,395 $6,184 $5,601

31 • Net interest income increased 4.4% from the prior quarter due primarily to higher average loan balances • Net interest margin decreased 2 bps from prior quarter as increase in cost of deposits exceeded the increase in the average yield on earning assets • Planned redemption of $40 million of sub debt in October will eliminate higher cost source of funds • Average rate on new and renewed loan originations increased 74 bps to 5.53% in September 2022 from 4.79% in June 2022 » Midland Equipment Finance yields increased 46 bps; other commercial loan yields increased 55 bps Net Interest Income/Margin Net Interest Margin Net Interest Income (in millions) $1.0 $0.8 $0.6 $0.6 $0.5 $51.4 $54.3 $56.8 $61.3 $64.0 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 NII Accretion Income 0.07% 0.04% 0.03% 0.03% 0.03% 3.34% 3.25% 3.50% 3.65% 3.63% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 NIM Accretion Income

32 • During 3Q22, assets under administration decreased $152.7 million, primarily due to market performance • Wealth Management revenue relatively consistent with prior quarter Wealth Management Wealth Management Revenue Assets Under Administration (in millions) (in millions ) $4,058 $4,217 $4,044 $3,598 $3,445 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 $7.18 $7.18 $7.14 $6.14 $6.20 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022

33 Noninterest Income • Noninterest income increased 8.3% from prior quarter, primarily due to impairment on commercial MSRs that negatively impacted noninterest income in 2Q22 • Most fee generating areas were relatively consistent with prior quarter • Commercial MSR portfolio in the process of being sold, which will eliminate a source of earnings volatility and provide a small benefit to capital ratios Noninterest Income (in millions) $15.1 $22.5 $15.6 $14.6 $15.8 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Wealth Management Interchange Service Charges on Deposits Residential Mortgage All Other

34 Noninterest Expense and Operating Efficiency • Efficiency Ratio (1) was 54.3% in 3Q22 vs. 53.1% in 2Q22 • Adjustments to non - interest expense: • Excluding these adjustments, noninterest expense was up from the prior quarter primarily due to: » Increase in compensation including incentive compensation and commissions » General increase in expenses due to greater loan and deposit activity » Full quarter impact of branch acquisition in June 2022 • Near - term operating expense run - rate expected to be $42.5 - $43.5 million Noninterest Expense and Efficiency Ratio (1) (Noninterest expense in millions) Notes: (1) Represents a non - GAAP financial measure. See “Non - GAAP Reconciliation” in the appendix. ($ in millions) 3Q22 2Q22 Integration and acquisition related expenses -- ($0.3) $0.3 $5.0 $0.1 $0.3 $41.3 $45.8 $40.9 $41.3 $43.5 58.8% 52.6% 55.7% 53.1% 54.3% 50.0% 55.0% 60.0% 65.0% 70.0% $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Total Noninterest Expense Adjustments to Noninterest Expense Efficiency Ratio

35 Outlook

36 Outlook • Strengthened capital ratios will support continued balance sheet growth • Loan pipeline remains strong, but loan growth expected to moderate as higher rates and uncertain economic conditions have a greater impact on loan demand • Continued loan growth, higher net interest margin, and improved efficiencies expected to result in consistently strong financial performance • Continued progress on Banking - as - a - Service initiative building foundation for positive impact on loan production, deposit gathering and fee income generation in 2023 36

37 Long - Term Formula for Enhancing Shareholder Value Accretive M&A Transactions Earnings Growth, Improving Returns and Enhanced Franchise Value Disciplined Balance Sheet Growth Improving Operating Efficiencies Stable Sources of Recurring Income

38 APPENDIX

39 ESG: A Framework for Sustainability Environmental Facilities • Our Corporate HQ, built in 2011, is LEED (Silver) Certified. • We have installed solar power in 10 Midland locations. • We have made more than $50+ million of credit available for residential solar projects since 2011. • We have also completed more than $540 million of financing for 18 “green” (LEED, Energy Star, etc.) multi - family/health care facilities through our Love Funding subsidiary since 2017. Paper Reduction • More than 40% of our customers use paperless statements and Midland has had a digitization/paper elimination program in place since 2010. Social Community Outreach • Midland States Bank has been serving families and businesses in our communities for more than 140 years, offering products and services based on the needs of our customers. • We work with more than 150 low - to - moderate income (“LMI”) and minority focused community development groups in our banking markets to help insure our community development programs address the needs of each of our markets. • The Midland Institute CEO Program, a unique program designed to teach and create entrepreneurial opportunities to teens, was first created by our Bank in 2008 for the local Effingham, Illinois high schools and has now grown to be offered by 229 high schools in six states. Culture and People • Since 2008 Midland has provided all employees personal and professional development through an acclaimed third - party training company. • Midland’s Advanced Study for Talent Enrichment and Resource Training (“MASTERS”) program serves to develop future leaders of the Company. To date 59% of participants have been women or minority employees. • Midland launched its Diversity & Inclusion Council in April 2020 to focus on diversity in the workplace and workforce. Philanthropy • $30 million of investment towards community development goals targeted for the 2019 - 2021 period. Financial Education • Since 2015 we have held more than 240 financial literacy seminars in LMI/minority neighborhoods in our footprint. CRA, Community Development and Financial Inclusion • Through our Believable Banking® Residential Mortgage and Home Improvement Loan Programs we have made more than $31 million of loans to consumers underserved by traditional loan programs. • Our banking products and services are offered through our personal bankers and online with materials designed to clearly describe the features, costs and alternatives available to our customers, including through dual - language materials and our ADA compliant website. • Midland has provided $877 million of financing for 148 affordable multi - family and health care projects since 2015. Governance Reputation • Midland States Bank was one of the first in the nation to have a woman on its board (1903). • Our board composition includes 40% women and minorities, and our criteria for identifying directors includes seeking diverse individuals. Oversight of Strategy and Risk • The Company’s Chair and CEO roles been separate since the Company’s inception (1988). • Our Board of Directors has established a Risk and Compliance Committee to oversee all aspects of risk and compliance management. • Our ERM program evaluates risk in each of our businesses and operational departments, including asset and liability management, and our Chief Risk Officer reports directly to the Audit and Risk and Compliance Committees of the Company’s Board of Directors. Data Security • Robust data security programs and a Privacy Policy under which we do not sell or share customer information with non - affiliated entities. Management of Legal and Regulatory Environment • All continuing directors except our CEO are “independent” pursuant to applicable SEC/NASDAQ rules. • Our Executive Compensation, including all performance related compensation, is also evaluated under our ERM to ensure compliance with the FDIC’s Interagency Guidelines Establishing Standards for Safety and Soundness and the Sound Incentive Compensation Policies issued jointly by the federal financial institutions regulatory agencies. • All cash and equity incentive programs for executive officers include operating metrics and/or four - year vesting periods .

40 Capital Ratios and Strategy Capital Ratios (as of 9/30/22) 5.82% 7.56% 9.40% 10.05% 12.79% 10.43% 9.75% 10.43% 11.19% 0.00% 5.00% 10.00% 15.00% TCE/TA Common Eq. Tier 1 Tier 1 Leverage Tier 1 RBC Total RBC Consolidated Bank Level Capital Strategy » Strengthened capital ratios with issuance of $115 million of non - cumulative preferred stock in August 2022 ▪ Included as Tier 1 Regulatory Capital ▪ 7.75% with reset at 5 years » Reduce cost of funds by redeeming $40 million of sub - debt with rate of 6.25% in October » Internal capital generated from strong profitability and slower balance sheet growth expected to raise TCE ratio to 7.00% - 7.75% by the end of 2023 » Capital actions and strong profitability expected to enable MSBI to raise capital ratios while maintaining current dividend payout

41 Liquidity Overview Liquidity Sources (as of 9/30/22) ($ in millions) Cash and Cash Equivalents $ 313.2 Unpledged Securities 153.5 FHLB Committed Liquidity 1,148.9 FRB Discount Window Availability 13.5 Total Estimated Liquidity $ 1,629.1 Conditional Funding Based on Market Conditions Additional Credit Facility $ 250.0 Brokered CDs (additional capacity) $ 500.0 Other Liquidity Holding Company Cash Position of $93.5 Million

42 Appendix: Reconciliation of TBV Per Share 42 (dollars in thousands, except per share data) 2021 2020 2019 2018 2017 Shareholders' Equity to Tangible Common Equity: Total shareholders' equity—GAAP 663,837$ 621,391$ 661,911$ 608,525$ 449,545$ Adjustments: Preferred stock - - - (2,781) (2,970) Goodwill (161,904) (161,904) (171,758) (164,673) (98,624) Other intangibles (24,374) (28,382) (34,886) (37,376) (16,932) Tangible Common Equity 477,559$ 431,105$ 455,267$ 403,695$ 331,019$ Accumulated other comprehensive income (loss) 5,237 11,431 7,442 (2,108) 1,758 Tangible Common Equity, less AOCI 472,322$ 419,674$ 447,825$ 405,803$ 329,261$ Total Assets to Tangible Assets: Total assets—GAAP 7,443,805$ 6,868,540$ 6,087,017$ 5,637,673$ 4,412,701$ Adjustments: Goodwill (161,904) (161,904) (171,758) (164,673) (98,624) Other intangibles (24,374) (28,382) (34,886) (37,376) (16,932) Tangible Assets 7,257,527$ 6,678,254$ 5,880,373$ 5,435,624$ 4,297,145$ Common Shares Outstanding 22,050,537 22,325,471 24,420,345 23,751,798 19,122,049 Tangible Common Equity to Tangible Assets 6.58% 6.46% 7.74% 7.43% 7.70 % Tangible Book Value Per Share 21.66$ 19.31$ 18.64$ 17.00$ 17.31$ Tangible Common Equity to Tangible Assets, less AOCI 6.51% 6.28% 7.62% 7.47% 7.66% Tangible Book Value Per Share, less AOCI 21.42$ 18.80$ 18.34$ 17.09$ 17.22$ As of December 31,

43 (dollars in thousands, except per share data) Income before income taxes - GAAP $ 99,112 $ 32,014 $ 72,471 $ 50,805 $ 26,471 $ 50,431 Adjustments to noninterest income: Gain on sales of investment securities, net 537 1,721 674 464 222 14,702 Gain on termination of hedged interest rate swap 2,159 - - - - - Other income 48 (17) (29) 89 (67) (608) Total adjustments to noninterest income 2,744 1,704 645 553 155 14,094 Adjustments to noninterest expense: Impairment related to facilities optimization - 12,847 3,577 - 1,952 2,099 Loss (gain) on mortgage servicing rights held for sale 222 1,692 (490) 458 4,059 - FHLB advances prepayment fees 8,536 4,872 - - - - Loss on repurchase of subordinated debt - 193 1,778 - - 511 Integration and acquisition expenses 4,356 2,309 5,493 24,015 17,738 2,343 Total adjustments to noninterest expense 13,114 21,913 10,358 24,473 23,749 4,953 Adjusted earnings pre tax 109,482 52,223 82,184 74,725 50,065 41,290 Adjusted earnings tax 26,261 12,040 19,358 17,962 15,170 14,064 Adjusted earnings - non-GAAP $ 83,221 $ 40,183 $ 62,826 $ 56,763 $ 34,895 $ 27,226 Preferred stock dividends, net - - 46 141 83 - Adjusted earnings available to common shareholders - non-GAAP $ 83,221 $ 40,183 $ 62,780 $ 56,622 $ 34,812 $ 27,226 (dollars in thousands) Adjusted earnings pre tax - non- GAAP $ 109,482 $ 52,223 $ 82,184 $ 74,725 $ 50,065 $ 41,290 Provision for credit losses 3,393 44,361 16,985 9,430 9,556 5,591 Impairment on commercial mortgage servicing rights 7,532 12,337 2,139 (449) 2,324 3,135 Adjusted pre-tax, pre-provision earnings - non-GAAP $ 120,407 $ 108,921 $ 101,308 $ 83,706 $ 61,945 $ 50,016 Adjusted pre-tax, pre-provision return on average assets 1.75% 1.67% 1.74% 1.53% 1.57% 1.63% 20202021 2016 2016 For the Years Ended December 31, For the Years Ended December 31, MIDLAND STATES BANCORP, INC. Adjusted Earnings Reconciliation RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) 2019 201820202021 2017 20172018 Adjusted Pre-Tax, Pre-Provision Earnings Reconciliation 2019

44 Update (dollars in thousands) Noninterest expense - GAAP $ 175,069 $ 184,010 $ 175,641 $ 191,643 $ 152,997 $ 121,289 Adjustments to noninterest expense: Net expense from FDIC loss share termination agreement - - - - - (351) Impairment related to facilities optimization - (12,847) (3,577) - (1,952) (2,099) (Loss) gain on mortgage servicing rights held for sale (222) (1,692) 490 (458) (4,059) - FHLB advances prepayment fees (8,536) (4,872) - - - - Loss on repurchase of subordinated debt - (193) (1,778) - - (511) Integration and acquisition expenses (4,356) (2,309) (5,493) (24,015) (17,738) (2,343) Adjusted noninterest expense $ 161,955 $ 162,097 $ 165,283 $ 167,170 $ 129,248 $ 115,985 Net interest income - GAAP $ 207,675 $ 199,136 $ 189,815 $ 180,087 $ 129,662 $ 105,254 Effect of tax-exempt income 1,543 1,766 2,045 2,095 2,691 2,579 Adjusted net interest income 209,218 200,902 191,860 182,182 132,353 107,833 Noninterest income - GAAP 69,899 61,249 75,282 71,791 59,362 72,057 Adjustments to noninterest income: Impairment (recapture) on commercial mortgage servicing rights 7,532 12,337 2,139 (449) 2,324 3,135 Gain on sales of investment securities, net (537) (1,721) (674) (464) (222) (14,702) Gain on termination of hedged interest rate swap (2,159) - - - - - Other income (48) 17 29 (89) 67 608 Adjusted noninterest income 74,687 71,882 76,776 70,789 61,531 61,098 Adjusted total revenue $ 283,905 $ 272,784 $ 268,636 $ 252,971 $ 193,884 $ 168,931 Efficiency ratio 57.05% 59.42% 61.53% 66.08% 66.66% 68.66% 2016 For the Years Ended December 31, 2017 MIDLAND STATES BANCORP, INC. Efficiency Ratio Reconciliation RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) 2019 201820202021

45 (dollars in thousands) Adjusted earnings $ 66,574 $ 83,221 $ 40,183 $ 62,780 $ 56,622 $ 34,812 Average total shareholders' equity—GAAP $ 667,225 $ 642,698 $ 634,995 $ 638,307 $ 569,537 $ 399,061 Adjustments: Preferred stock (18,222) - - (1,561) (2,882) (1,707) Goodwill (161,904) (161,904) (168,821) (166,721) (151,546) (76,394) Other intangible assets, net (23,019) (26,733) (31,501) (35,344) (37,507) (13,437) Average tangible common equity $ 464,080 $ 454,061 $ 434,673 $ 434,681 $ 377,602 $ 307,523 ROATCE 19.18% 18.33% 9.24% 14.44% 15.00% 11.32% MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) (continued) Adjusted Return on Average Tangible Common Equity (ROATCE) 201720182019 For the Years Ended December 31, 20202021 September 30, 2022 Months Ended For the Nine

46 (dollars in thousands, except per share data) Income before income taxes - GAAP $ 29,380 $ 29,167 $ 27,389 $ 30,600 $ 25,431 Adjustments to noninterest income: Loss (gain) on sales of investment securities, net 129 101 — — (160) (Gain) on termination of hedged interest rate swap — — — (1,845) — Total adjustments to noninterest income 129 101 — (1,845) (160) Adjustments to noninterest expense: (Loss) on mortgage servicing rights held for sale — — — — (79) FHLB advances prepayment fees — — — (4,859) — Integration and acquisition expenses 68 (324) (91) (171) (176) Total adjustments to noninterest expense 68 (324) (91) (5,030) (255) Adjusted earnings pre tax 29,441 29,592 27,480 33,785 25,526 Adjusted earnings tax 5,873 7,401 6,665 8,369 5,910 Adjusted earnings - non-GAAP $ 23,568 $ 22,191 $ 20,815 $ 25,416 $ 19,616 Adjusted diluted earnings per common share $ 1.04 $ 0.98 $ 0.92 $ 1.12 $ 0.86 Adjusted return on average assets 1.22% 1.21% 1.16% 1.39% 1.15% Adjusted return on average shareholders' equity 13.34% 13.84% 12.84% 15.44% 11.94% Adjusted return on average tangible common equity 20.24% 19.41% 17.89% 21.65% 16.82% (dollars in thousands) Adjusted earnings pre tax - non-GAAP $ 29,441 $ 29,592 $ 27,480 $ 33,785 $ 25,526 Provision for credit losses 6,974 5,441 4,167 467 (184) Impairment on commercial mortgage servicing rights — 869 394 2,072 3,037 Adjusted pre-tax, pre-provision earnings - non-GAAP $ 36,415 $ 35,902 $ 32,041 $ 36,324 $ 28,379 Adjusted pre-tax, pre-provision return on average assets 1.89% 1.95% 1.79% 1.98% 1.67% September 30, 20212021 December 31, Adjusted Pre-Tax, Pre-Provision Earnings Reconciliation For the Quarter Ended March 31, 20222022 June 30,September 30, 2022 MIDLAND STATES BANCORP, INC. Adjusted Earnings Reconciliation RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) 2022 March 31, For the Quarter Ended December 31, 20212022 June 30, 2022 September 30, 2021 September 30,

47 (dollars in thousands) Noninterest expense - GAAP $ 43,496 $ 41,339 $ 40,884 $ 45,757 $ 41,292 Loss on mortgage servicing rights held for sale — — — — (79) FHLB advances prepayment fees — — — (4,859) — Integration and acquisition expenses 68 (324) (91) (171) (176) Adjusted noninterest expense $ 43,564 $ 41,015 $ 40,793 $ 40,727 $ 41,037 Net interest income - GAAP $ 64,024 $ 61,334 $ 56,827 $ 54,301 $ 51,396 Effect of tax-exempt income 307 321 369 372 402 Adjusted net interest income 64,331 61,655 57,196 54,673 51,798 Noninterest income - GAAP 15,826 14,613 15,613 22,523 15,143 Impairment on commercial mortgage servicing rights — 869 394 2,072 3,037 Loss (gain) on sales of investment securities, net 129 101 — — (160) (Gain) on termination of hedged interest rate swap — — — (1,845) — Adjusted noninterest income 15,955 15,583 16,007 22,750 18,020 Adjusted total revenue $ 80,286 $ 77,238 $ 73,203 $ 77,423 $ 69,818 Efficiency ratio 54.26% 53.10% 55.73% 52.61% 58.78% 2021 September 30, MIDLAND STATES BANCORP, INC. Efficiency Ratio Reconciliation RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) (continued) 2022 March 31, For the Quarter Ended December 31, 20212022 June 30, 2022 September 30,

48 (dollars in thousands, except per share data) Shareholders' Equity to Tangible Common Equity Total shareholders' equity—GAAP $ 739,279 $ 636,188 $ 644,986 $ 663,837 $ 657,844 Adjustments: Preferred Stock (110,548) — — — — Goodwill (161,904) (161,904) (161,904) (161,904) (161,904) Other intangible assets, net (22,198) (23,559) (22,976) (24,374) (26,065) Tangible common equity $ 444,629 $ 450,725 $ 460,106 $ 477,558 $ 469,875 Total Assets to Tangible Assets: Total assets—GAAP $ 7,821,877 $ 7,435,812 $ 7,338,715 $ 7,443,805 $ 7,093,959 Adjustments: Goodwill (161,904) (161,904) (161,904) (161,904) (161,904) Other intangible assets, net (22,198) (23,559) (22,976) (24,374) (26,065) Tangible assets $ 7,637,775 $ 7,250,349 $ 7,153,835 $ 7,257,527 $ 6,905,990 Common Shares Outstanding 22,074,740 22,060,255 22,044,626 22,050,537 22,193,141 Tangible Common Equity to Tangible Assets 5.82% 6.22% 6.43% 6.58% 6.80% Tangible Book Value Per Share $ 20.14 $ 20.43 $ 20.87 $ 21.66 $ 21.17 (dollars in thousands) Net income $ 23,521 $ 21,883 $ 20,749 $ 23,107 $ 19,548 Average total shareholders' equity—GAAP $ 700,866 $ 643,004 $ 657,327 $ 652,892 $ 651,751 Adjustments: Preferred Stock (54,072) — — — — Goodwill (161,904) (161,904) (161,904) (161,904) (161,904) Other intangible assets, net (22,859) (22,570) (23,638) (25,311) (27,132) Average tangible common equity $ 462,031 $ 458,530 $ 471,785 $ 465,677 $ 462,715 ROATCE 20.20% 19.14% 17.84% 19.69% 16.76% MIDLAND STATES BANCORP, INC. Tangible Common Equity to Tangible Assets Ratio and Tangible Book Value Per Share RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) (continued) 2022 March 31, As of December 31, 20212022 June 30, 2022 September 30, Return on Average Tangible Common Equity (ROATCE) 2021 September 30, 2021 September 30, 2021 December 31, 2022 March 31, For the Quarter Ended 2022 June 30, 2022 September 30,